                          EMPLOYMENT AND FEE AGREEMENT

         THIS AGREEMENT made this 2nd day of May, 2001, by and between OAK TREE
MEDICAL SYSTEMS, INC. (hereinafter "CLIENT") with a mailing address of 2797
Ocean Parkway, Brooklyn, NY 11235 and telephone number of (718) 769-6042 and
RICHARD P. GREENE, P.A., (hereinafter ATTORNEY).

         1.  CLIENT retains ATTORNEY to represent CLIENT as Attorney at Law regarding Corporate/Securities related matters and authorizes and empowers
ATTORNEY to do all things reasonably necessary to complete corporate and securities transactions with CLIENT'S consent (other than in connection with capital raising transactions) and agrees to retain attorney for the services rendered on the following terms and conditions:

         a.  On the basis of the time expended by ATTORNEY, a retainer shall consist of 25,000 shares of common stock of Oak Tree Medical
             Systems, Inc.  All referenced shares shall be registered pursuant to a Registration Statement on Form S-8.

         b.  CLIENT shall also be responsible for costs incurred including, but not limited to, long distance phone calls, transcripts,
             photocopies, postage, filing fees, and costs of newspaper
             publications.  Advanced costs that are not expended during the course of the representation are to be returned to the client at the conclusion of the representation, unless ATTORNEY and CLIENT agree otherwise in writing.

         2.     ATTORNEY will render a final statement for services rendered and costs incurred.  If CLIENT disagrees with any charge for fees or costs, CLIENT must notify ATTORNEY in writing within ten (10) days after the date of mailing.
Otherwise, all charges are agreed by CLIENT to be approved and accepted.  All bills are due when rendered.

         3.     CLIENT understands and agrees that ATTORNEY has made no
guarantee regarding the successful outcome or termination of the engagement and all expressions pertaining thereto are matters of opinion. Should it be necessary to institute legal proceedings for the collection of any part of the
ATTORNEY'S compensation or costs as set forth above, then CLIENT agrees to pay all court costs and reasonable attorneys fees with regard to the collection of same.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date first mentioned above.

ACCEPTED:

        Richard P. Greene, P.A.                      Oak Tree Medical Systems, Inc.
By: /s/ Richard P. Greene                    By: /s/ Henry Dubbin
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        ATTORNEY                                     Henry Dubbin, CEO